Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (the “Second Amendment”) is made and entered into as of the 6th day of August, 2018 by and between Ocular Therapeutix, Inc., a Delaware corporation (the “Company”), and Dr. Amarpreet S. Sawhney (“Executive”) (together,  the “Parties”).

WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement dated as of June 24, 2014  (the “Amended and Restated Employment Agreement”);

WHEREAS, the Company and the Executive entered into an Amendment to Employment Agreement dated as of June 20, 2017 (the “First Amendment”); and

WHEREAS, the Company and Executive wish to further amend the Amended and Restated Employment Agreement, as amended by the First Amendment (the “Employment Agreement”), to reflect the Parties’ agreement to adjust Executive’s position and title with the Company from Executive Chairman to Chairman of the Board.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Each reference to “Executive Chairman” in Sections 1(a), 1(b) and 2(c)(iii) of the Employment Agreement be and hereby is deleted and replaced by “Chairman of the Board.”

Except to the extent specifically modified hereby, the Employment Agreement shall remain in full force and effect.  The Parties are executing this Second Amendment by mutual agreement, and Executive hereby consents to the changes described above and agrees that nothing herein shall constitute grounds for a termination for “Good Reason” as defined in the Employment Agreement.  In the event of any conflict between the terms of this Second Amendment and the terms of the Employment Agreement, the terms of this Second Amendment shall control.

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IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment as of the day and year first above written.

OCULAR THERAPEUTIX, INC.

By:	/s/ Antony Mattessich
Name: Antony Mattessich
Title: President & CEO

DR. AMARPREET S. SAWHNEY

/s/ Amarpreet S. Sawhney

Signature Page to Second Amendment to Employment Agreement